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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)           November 13, 1998
                                                        -----------------------

                            ALLIANCE IMAGING, INC.
            (Exact name of registrant as specified in its charter)

      DELAWARE                           0-16334                33-0239910
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                         1065 NORTH PACIFICENTER DRIVE
                                   SUITE 200
                           ANAHEIM, CALIFORNIA 92806
                        (Address of principal executive
                          offices including Zip Code)

                                (714) 688-7100

                        (Registrant's telephone number,
                             including area code)

                                     N.A.
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS

        On November 13, 1998, two wholly owned subsidiaries of Alliance Imaging, Inc. (the "Company") acquired (the "Acquisition") all of the outstanding common stock of CuraCare, Inc. and all of the partnership interests in American Shared-CuraCare (collectively, "American-Shared CuraCare") both of which were operating subsidiaries of American Shared Hospital Services ("ASHS"). The Acquisition, pursuant to a Securities Purchase Agreement entered into on March 12, 1998, as amended, consisted of the medical diagnostic imaging business of ASHS. The purchase price included approximately $13.6 million in cash, and the assumption of liabilities associated with ASHS's diagnostic imaging business, including approximately $21 million of debt as of September 30, 1998.

        This event is the subject of a press release issued by the Company on November 17, 1998, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

        THIS FORM 8-K CONTAINS CERTAIN FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. NO ASSURANCE CAN BE GIVEN THAT ANY SUCH MATTERS WILL BE REALIZED. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITES:
(1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY INCREASES SIGNIFICANTLY, (2) COSTS OR DIFFICULTIES RELATED TO THE INTEGRATION OF THE BUSINESS OF THE COMPANY, AMERICAN SHARED-CURACARE OR ANY OTHER BUSINESSES TO BE ACQUIRED ARE GREATER THAN EXPECTED, (3) THE ABILITY TO RENEW OR EXTEND EXISTING CONTRACTS AND (4) GENERAL ECONOMIC CONDITIONS BECOMING LESS FAVORABLE THAN EXPECTED.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALLIANCE IMAGING, INC.
                                    (Registrant)

Dated  November 25, 1998
                                    By: /s/ Richard N Zehner
                                      ----------------------------------
                                      Name:   Richard N. Zehner
                                      Title:  Chairman and Chief
                                              Executive Officer

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                                 EXHIBIT INDEX

Exhibit No.                      Description                            Page
-----------                      -----------                            ----

    99                Press Release dated November 17, 1998              5